T. Rowe Price Equity Income Fund—Advisor Class

Supplement to Summary Prospectus Dated May 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2015, John D. Linehan will replace Brian C. Rogers as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Linehan joined T. Rowe Price in 1998.

The date of this supplement is June 3, 2014.

E271-041-S 6/3/14